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Exhibit 10.2     Agreement with BBX Services Corp.

                         MANAGEMENT CONSULTING AGREEMENT

This Management Consulting Agreement is effective January 1, 2003 between Bentley Communications Corp. (the "Company") and BBX Services Corp. (the "Consultant").

                                    RECITALS

         WHEREAS, the Company is a public company focused on acquisitions in the financial services arena, specifically electronic barter transactions and financial lead generation; and

         WHEREAS, the Company desires to engage Consultant to provide management and administrative consulting services in furtherance of the Company's business plan;

         NOW, THEREFORE, in consideration of the mutual undertakings herein contained, and for other good and valuable consideration, the parties agree as follows:

1.       ENGAGEMENT OF CONSULTANT.

         The Company hereby engages Consultant and Consultant agrees to provide the following services (the "Services").

         A.       Oversee and administer the Company's business operations;

         B. Advise the Company's management in furtherance of the Company's business plan and objectives; and

         C. Any other duties reasonably related to the above-listed Services and the Company's operations and progress, as agreed upon between the parties from time to time.

2.       TERM.

         This Agreement shall be effective from the date appearing at the top of this Agreement until June 30, 2003 (the "Primary Term"). Following the Primary Term, this Agreement shall renew in successive six-months terms unless terminated earlier.

3.       COMPENSATION.

         The compensation to Consultant shall be $30,000.00 per month, payable in cash or in the Company's 144 restricted stock, as determined by the Company. Issuances of 144 restricted stock will be valued at the discretion of the board of directors.

4.       TERMINATION

         The Company and Consultant may terminate this Agreement upon thirty
(30) days written notice with or without cause.

                                                "COMPANY"

                                                BENTLEY COMMUNICATIONS CORP.

                                                By: /s/Gordon F. Lee
                                                    ------------------------
                                                Its:President
                                                    ------------------------

                                                "CONSULTANT"

                                                BBX SERVICES CORP.

                                                BY: /s/Gordon F. Lee
                                                    ------------------------
                                                    Gordon F. Lee
                                                    ------------------------
                                                Its:President
                                                    ------------------------